UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)   December 18, 2009


                              PIER 1 IMPORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      001-07832                  75-1729843
--------------------------------------------------------------------------------
  (State or other                 (Commission              (I.R.S. Employer
   jurisdiction                   File Number)           Identification Number)
 of incorporation
 or organization)


                    100 Pier 1 Place, Fort Worth, Texas 76102
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  817-252-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

               (e) As previously reported on a Form 8-K dated December 15, 2009 the Board of Directors of Pier 1 Imports, Inc. (the "Company") approved a renewal and extension of the employment agreement of Alexander W. Smith (the "Employment Agreement"), the President and Chief Executive Officer of the Company.

                    Pursuant to the Employment Agreement, Mr. Smith received a grant of 375,000 shares of restricted stock on December 18, 2009, under the Company's 2006 Stock Incentive Plan, restated as amended, which will vest one-third per year on the first three anniversaries of the grant date, provided Mr. Smith is employed on such dates.

                    A copy of the form of Restricted Stock Award Agreement is attached as Exhibit 10.1.

Item 9.01.     Financial Statements and Exhibits.

               (d) Exhibits.

               Exhibit No.   Description

               10.1 Restricted Stock Award Agreement dated December 18, 2009 by and between Alexander W. Smith and Pier 1 Imports, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      PIER 1 IMPORTS, INC.


Date: December 22, 2009                         By:  /s/ Michael A. Carter
                                                   -----------------------------
                                                     Michael A. Carter,
                                                     Senior Vice President and
                                                     General Counsel, Secretary


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

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.     Description
     -----------     -----------
        10.1         Restricted Stock Award Agreement dated December 18, 2009 by and between Alexander W. Smith and Pier 1 Imports, Inc.


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